Tompkins Financial Corporation 8-K

EXHIBIT 99.1

For more information contact:

Stephen S. Romaine, President & CEO

Francis M. Fetsko, Executive VP, CFO & COO

Tompkins Financial Corporation (888)503-5753

For Immediate Release

Friday, April 22, 2016

Tompkins Financial Corporation Reports Record First Quarter Earnings

ITHACA, NY – Tompkins Financial Corporation (NYSEMKT:TMP)

Tompkins Financial Corporation reported net income of $14.2 million for the first quarter of 2016, an increase of 11.8% from the $12.7 million reported for the same period in 2015. Diluted earnings per share were $0.94 for the first quarter of 2016, an 11.9% increase from $0.84 reported for the first quarter of 2015.

President and CEO, Stephen S. Romaine said “We are excited to start off the new year with the best first quarter earnings results in our history. Solid loan growth, coupled with a stabilizing net interest margin, have been key drivers of growth over the prior year. At the same time, we have seen continued improvement in credit quality trends, with nonperforming assets improved from already low levels.”

Selected highlights for First quarter:

▪	Net interest income of $44.0 million was up 6.8% from the same period last year.
▪	Net interest margin has remained relatively stable over the past four quarters.
▪	Total loans of $3.8 billion were up 11.5% over the same period in 2015.
▪	Tangible book value per share was up 8.6% compared to the same period last year (refer to Non-GAAP measures).
▪	Credit quality continues to improve with nonperforming assets down 13.5% compared to the first quarter of 2015.

 NET INTEREST INCOME

Net interest income of $44.0 million for the first quarter of 2016 increased 6.8% compared to the same period in 2015, and was up 1.4% compared to the fourth quarter of 2015. Growth in net interest income was largely driven by growth in average loans of $392.9 million (11.6%) since the first quarter of 2015; and $103.7 million (2.8%) since the fourth quarter of 2015. The net interest margin was 3.36% for the first quarter of 2016, down from 3.45% for the same period last year, but has remained relatively stable over the past four quarters.

NONINTEREST INCOME

Noninterest income represented 28.4% of total revenues in the first quarter of 2016, compared to 30.0% in 2015. Noninterest income of $17.5 million was consistent with the same period prior year, and was down 2.3% compared to the most recent prior quarter.

NONINTEREST EXPENSE

Noninterest expense was $39.5 million for the first quarter of 2016, which was consistent with the same period last year and the fourth quarter of 2015. Salaries and wages were up 8.1% compared to same quarter last year, which was partially offset by lower pension and employee benefits costs.

ASSET QUALITY

Asset quality trends continued to improve in the first quarter of 2016. Nonperforming assets were down 13.5% compared to the first quarter in 2015, and down 7.8% compared to the prior quarter end. Nonperforming assets represented 0.39% of total assets at March 31, 2016, down from 0.43% at December 31, 2015. Nonperforming asset levels continue to be well below the most recent Federal Reserve Board Peer Group Average1 of 0.90%.

Provision for loan and lease losses was $855,000 for the first quarter of 2016, up from $209,000 one year ago. Net charge-offs for the first quarter of 2016 were $329,000 compared to net recoveries of $279,000 reported in the first quarter 2015.

The Company’s allowance for originated loan and lease losses totaled $32.0 million at March 31, 2016, and represented 0.95% of total originated loans at March 31, 2016. The ratio is unchanged from the most recent prior quarter and is down from 0.99% one year ago. The total allowance represented 156.88% of total nonperforming loans and leases at March 31, 2016, up from 146.7% at December 31, 2015, and 145.11% at March 31, 2015.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums. Tier 1 capital to average assets of 8.79%, compared to 8.82% reported for December 31, 2015, and 8.85% at March 31, 2015. Total Capital to risk-weighted assets improved from 13.03% at December 31, 2015 to 13.18% at March 31, 2016.

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, Tompkins Bank of Castile, Tompkins Mahopac Bank, Tompkins VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	03/31/2016	12/31/2015

Cash and noninterest bearing balances due from banks	$53,637	$56,261
Interest bearing balances due from banks	1,877	1,996
Cash and Cash Equivalents	55,514	58,257

Trading securities, at fair value	7,023	7,368
Available-for-sale securities, at fair value (amortized cost of $1,415,577 at March 31,
2016 and $1,390,255 at December 31, 2015)	1,431,709	1,385,684
Held-to-maturity securities, at amortized cost (fair value of $150,139 at March 31, 2016
and $146,686 at December 31, 2015)	145,010	146,071
Originated loans and leases, net of unearned income and deferred costs and fees (2)	3,370,791	3,310,768
Acquired loans and leases, covered (3)	12,737	14,031
Acquired loans and leases, non-covered (3)	437,385	447,243
Less: Allowance for loan and lease losses	32,530	32,004
Net Loans and Leases	3,788,383	3,740,038

FDIC indemnification asset	147	158
Federal Home Loan Bank stock	25,727	29,969
Bank premises and equipment, net	60,237	60,331
Corporate owned life insurance	76,410	75,792
Goodwill	92,617	91,792
Other intangible assets, net	13,233	12,448
Accrued interest and other assets	68,961	82,087
Total Assets	$5,764,971	$5,689,995

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,574,523	2,401,519
Time	887,142	855,133
Noninterest bearing	1,093,563	1,138,654
Total Deposits	4,555,228	4,395,306

Federal funds purchased and securities sold under agreements to repurchase	116,551	136,513
Other borrowings, including certain amounts at fair value of $10,518 at March 31, 2016
and $10,576 at December 31, 2015	455,341	536,285
Trust preferred debentures	37,552	37,509
Other liabilities	60,406	67,916
Total Liabilities	$5,225,078	$5,173,529

EQUITY
Tompkins Financial Corporation shareholders’ equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
15,059,686 at March 31, 2016; and 15,015,594 at December 31, 2015	1,506	1,502
Additional paid-in capital	353,846	350,823
Retained earnings	205,031	197,445
Accumulated other comprehensive loss	(18,341)	(31,001)
Treasury stock, at cost – 111,924 shares at March 31, 2016, and 116,126 shares
at December 31, 2015	(3,634)	(3,755)

Total Tompkins Financial Corporation Shareholders’ Equity	538,408	515,014
Noncontrolling interests	1,485	1,452
Total Equity	$539,893	$516,466
Total Liabilities and Equity	$5,764,971	$5,689,995

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
	Three Months Ended
(In thousands, except per share data) (Unaudited)	03/31/2016	03/31/2015
INTEREST AND DIVIDEND INCOME
Loans	$40,487	$37,376
Due from banks	2	1
Trading securities	81	94
Available-for-sale securities	7,531	7,814
Held-to-maturity securities	911	596
Federal Home Loan Bank stock and Federal Reserve Bank stock	297	347
Total Interest and Dividend Income	49,309	46,228
INTEREST EXPENSE
Time certificates of deposits of $250,000 or more	390	335
Other deposits	2,209	2,286
Federal funds purchased and securities sold under agreements to
repurchase	666	670
Trust preferred debentures	589	570
Other borrowings	1,417	1,139
Total Interest Expense	5,271	5,000
Net Interest Income	44,038	41,228
Less: Provision for loan and lease losses	855	209
Net Interest Income After Provision for Loan and Lease Losses	43,183	41,019
NONINTEREST INCOME
Insurance commissions and fees	7,562	7,370
Investment services income	3,786	4,007
Service charges on deposit accounts	2,264	2,157
Card services income	1,941	1,818
Mark-to-market loss on trading securities	(46)	(63)
Mark-to-market gain on liabilities held at fair value	57	41
Other income	1,707	2,026
Gain on sale of available-for-sale securities	232	290
Total Noninterest Income	17,503	17,646
NONINTEREST EXPENSES
Salaries and wages	18,989	17,568
Pension and other employee benefits	5,283	5,994
Net occupancy expense of premises	3,148	3,339
Furniture and fixture expense	1,689	1,450
FDIC insurance	822	741
Amortization of intangible assets	527	507
Other operating expense	9,048	10,093
Total Noninterest Expenses	39,506	39,692
Income Before Income Tax Expense	21,180	18,973
Income Tax Expense	6,967	6,260
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	14,213	12,713
Less: Net income attributable to noncontrolling interests	33	33
Net Income Attributable to Tompkins Financial Corporation	$14,180	$12,680
Basic Earnings Per Share	$0.95	$0.85
Diluted Earnings Per Share	$0.94	$0.84

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Year to Date Period Ended			Year to Date Period Ended
	March 31, 2016			March 31, 2015
	Average			Average
	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$2,094	$2	0.38%	$1,388	$1	0.29%
Securities (4)
U.S. Government securities	1,458,755	7,903	2.18%	1,435,574	7,853	2.22%
Trading securities	7,248	81	4.49%	8,858	94	4.30%
State and municipal (5)	97,631	838	3.45%	88,304	870	4.00%
Other securities (5)	3,686	31	3.38%	3,764	30	3.23%
Total securities	1,567,320	8,853	2.27%	1,536,500	8,847	2.34%
FHLBNY and FRB stock	27,799	298	4.31%	20,765	347	6.78%

Total loans and leases, net of unearned income (5)(6)	3,791,207	41,185	4.37%	3,398,319	37,954	4.53%
Total interest-earning assets	5,388,420	50,338	3.76%	4,956,972	47,149	3.86%

Other assets	341,851			358,030

Total assets	5,730,271			5,315,002

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	2,533,185	956	0.15%	2,348,973	990	0.17%
Time deposits	868,095	1,643	0.76%	905,981	1,631	0.73%
Total interest-bearing deposits	3,401,280	2,599	0.31%	3,254,954	2,621	0.33%

Federal funds purchased & securities sold under
agreements to repurchase	126,262	666	2.12%	142,359	670	1.91%
Other borrowings	502,319	1,417	1.13%	347,690	1,139	1.33%
Trust preferred debentures	37,524	589	6.31%	37,352	570	6.19%
Total interest-bearing liabilities	4,067,385	5,271	0.52%	3,782,355	5,000	0.54%

Noninterest bearing deposits	1,067,638			973,212
Accrued expenses and other liabilities	66,934			62,388
Total liabilities	5,201,957			4,817,955

Tompkins Financial Corporation Shareholders’ equity	526,846			495,579
Noncontrolling interest	1,468			1,468
Total equity	528,314			497,047

Total liabilities and equity	$5,730,271			$5,315,002
Interest rate spread			3.24%			3.32%
Net interest income/margin on earning assets		45,067	3.36%		42,149	3.45%

Tax Equivalent Adjustment		(1,029)			(921)

Net interest income per consolidated financial statements		$44,038			$41,228

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Mar-16	Dec-15	Sep-15	Jun-15	Mar-15	Dec-15

Period End Balance Sheet
Securities	$1,583,742	$1,539,123	$1,542,332	$1,536,374	$1,555,597	$1,539,123
Originated loans and leases, net of unearned income and deferred costs and fees (2)	3,370,791	3,310,768	3,149,386	3,013,968	2,898,533	3,310,768
Acquired loans and leases (3)	450,122	461,274	484,927	507,963	529,024	461,274
Allowance for loan and lease losses	32,530	32,004	30,965	30,091	29,485	32,004
Total assets	5,764,971	5,689,995	5,594,718	5,436,136	5,357,533	5,689,995
Total deposits	4,555,228	4,395,306	4,437,073	4,204,089	4,282,766	4,395,306
Federal funds purchased and securities sold under agreements to repurchase	116,551	136,513	134,941	131,063	135,769	136,513
Other borrowings	455,341	536,285	398,946	493,326	330,850	536,285
Trust preferred debentures	37,552	37,509	37,466	37,423	37,380	37,509
Total common equity	538,408	515,014	516,409	503,877	502,811	515,014
Total equity	539,893	516,466	517,959	505,394	504,296	516,466

Average Balance Sheet
Average earning assets	$5,388,420	$5,260,979	$5,138,665	$5,038,586	$4,956,972	$5,099,743
Average assets	5,730,271	5,624,351	5,486,645	5,391,114	5,315,002	5,455,214
Average interest-bearing liabilities	4,067,385	3,930,707	3,856,025	3,835,430	3,782,355	3,851,549
Average equity	528,314	518,529	509,518	505,667	497,047	507,754

Share data
Weighted average shares outstanding (basic)	14,760,276	14,719,394	14,739,915	14,751,844	14,701,397	14,728,193
Weighted average shares outstanding (diluted)	14,905,919	14,869,103	14,866,735	14,878,107	14,837,935	14,863,026
Period-end shares outstanding	15,023,776	14,979,684	14,905,576	14,942,107	14,962,079	14,979,684
Common equity book value per share	$35.84	$34.38	$34.65	$33.72	$33.61	$34.38
Tangible book value per share (Non-GAAP)	$28.85	$27.48	$27.64	$26.71	$26.56	$27.48

Income Statement
Net interest income	$44,038	$43,437	$42,386	$41,330	$41,228	$168,381
Provision (Credit) for loan/lease losses	855	1,533	281	922	209	2,945
Noninterest income	17,503	17,910	17,422	18,962	17,646	71,940
Noninterest expense	39,506	39,370	37,882	32,918	39,692	149,862
Income tax expense	6,967	6,557	7,115	9,030	6,260	28,962
Net income attributable to Tompkins Financial Corporation	14,180	13,854	14,497	17,390	12,680	58,421
Noncontrolling interests	33	33	33	32	33	131
Basic earnings per share (9)	$0.95	$0.93	$0.97	$1.16	$0.85	$3.91
Diluted earnings per share (9)	$0.94	$0.92	$0.96	$1.15	$0.84	$3.87

Nonperforming Assets
Originated nonaccrual loans and leases	$12,671	$13,506	$14,821	$14,566	$13,811	$13,506
Acquired nonaccrual loans and leases	4,145	4,331	4,908	5,030	4,683	4,331
Originated loans and leases 90 days past due and accruing	57	58	57	58	236	58
Troubled debt restructurings not included above	3,862	3,915	3,465	1,939	1,589	3,915
Total nonperforming loans and leases	20,735	21,810	23,251	21,593	20,319	21,810
OREO (8)	1,865	2,692	3,188	2,570	5,816	2,692
Total nonperforming assets	$22,600	$24,502	$26,439	$24,163	$26,135	$24,502

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued
		Quarter-Ended									Year-Ended
Delinquency - Originated loan and lease portfolio		Mar-16		Dec-15		Sep-15		Jun-15		Mar-15		Dec-15
Loans and leases 30-89 days past due and
accruing (2)		$2,519		$3,280		$3,550		$3,315		$2,438		$3,280
Loans and leases 90 days past due and accruing (2)		57		58		57		58		236		58
Total originated loans and leases past due and accruing (2)		2,576		3,338		3,607		3,373		2,674		3,338

Delinquency - Acquired loan and lease portfolio
Covered loans and leases 30-89 days past due and accruing (3)(7)		$1		$276		$309		$455		$547		$276
Covered loans and leases 90 days or more past
due and accruing (3)(7)		469		524		508		674		682		524
Non-covered loans and leases 30-89 days past
due and accruing (3)(7)		1,038		933		1,028		917		2,546		933
Non-covered loans and leases 90 days past
due and accruing (3)(7)		1,446		1,991		2,069		3,031		2,811		1,991
Total acquired loans and leases past due and accruing		2,954		3,724		3,914		5,077		6,586		3,724
Total loans and leases past due and accruing		$5,530		$7,062		$7,521		$8,450		$9,260		$7,062

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period		$31,312		$30,450		$29,428		$28,690		$28,156		$28,156
Provision for loan and lease losses		872		1,185		173		769		340		2,467
Net loan and lease charge-offs (recoveries)		203		323		(849)		31		(194)		(689)
Allowance for loan and lease losses (originated		31,981		31,312		30,450		29,428		28,690		31,312
loan portfolio) - balance at end of period	$		$		$		$		$		$

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period		$692		$515		$663		$795		$841		$841
Provision (Credit) for loan and lease losses		(17)		348		108		153		(131)		478
Net loan and lease charge-offs (recoveries)		126		171		256		285		(85)		627
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period		549		692		515		663		795		692

Total allowance for loan and lease losses		$32,530		$32,004		$30,965		$30,091		$29,485		$32,004

Loan Classification - Originated Portfolio
Special Mention		$20,388		$19,657		$25,133		$25,706		$34,965		$19,657
Substandard		18,026		18,186		19,937		21,600		19,150		18,186
Loan Classification - Acquired Portfolio
Special Mention		534		540		1,446		1,589		5,053		540
Substandard		17,445		17,007		23,683		21,932		21,752		18,238
Loan Classifications - Total Portfolio
Special Mention		20,922		20,197		26,579		27,295		40,018		20,197
Substandard		35,471		35,193		43,620		43,532		40,902		36,424

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

RATIO ANALYSIS	Quarter-Ended					Year-Ended
Credit Quality	Mar-16	Dec-15	Sep-15	Jun-15	Mar-15	Dec-15
Nonperforming loans and leases/total loans and leases (7)	0.54%	0.58%	0.64%	0.61%	0.59%	0.58%
Nonperforming assets/total assets	0.39%	0.43%	0.47%	0.44%	0.49%	0.43%
Allowance for originated loan and lease losses/total originated loans and leases	0.95%	0.95%	0.97%	0.98%	0.99%	0.95%
Allowance/nonperforming loans and leases	156.88%	146.74%	133.18%	139.36%	145.11%	146.74%
Net loan and lease losses (recoveries) annualized/total average loans and leases	0.03%	0.05%	(0.07%)	0.04%	(0.03%)	(0.00%)

Capital Adequacy (period-end)
Tier 1 capital / average assets *	8.79%	8.82%	8.89%	8.92%	8.85%	8.82%
Total capital / risk-weighted assets *	13.18%	13.03%	13.29%	13.46%	13.37%	13.03%
*Beginning with March 31, 2015, ratios are calculated utilizing Basel III regulatory capital framework

Profitability
Return on average assets *	0.99%	0.98%	1.05%	1.29%	0.97%	1.07%
Return on average equity *	10.77%	10.63%	11.29%	13.79%	10.35%	11.51%
Net interest margin (TE) *	3.36%	3.35%	3.35%	3.37%	3.45%	3.38%
* Quarterly ratios have been annualized

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

NON-GAAP MEASURES

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measure provide useful information. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. See “Tompkins Financial Corporation - Summary Financial Data (Unaudited)” tables for Non-GAAP related calculations.

Non-GAAP Disclosure - Adjusted Diluted Earnings Per Share
Net income available to common shareholders	$14,180	$13,854	$14,497	$17,390	$12,680	$58,421
Less: Dividends and undistributed earnings allocated to unvested restricted stock awards	224	229	189	234	182	834
Adjusted net income available to common shareholders	13,956	13,625	14,308	17,156	12,498	57,587
Gain on pension plan curtailment (net of tax)	0	0	0	(3,602)	0	(3,602)
Net operating income (Non-GAAP)	13,956	13,625	14,308	13,554	12,498	54,349
Weighted average shares outstanding (diluted)	14,905,919	14,869,103	14,866,735	14,878,107	14,837,935	14,863,026
Adjusted diluted earnings per share (Non-GAAP) (9)	$0.94	$0.92	$0.96	$0.91	$0.84	$3.66

Non-GAAP Disclosure - Tangible Book Value Per Share
Total common equity	$538,408	$515,014	$516,409	$503,877	$502,811	$515,014
Less: Goodwill and intangibles (10)	104,987	103,347	104,349	104,845	105,344	103,347
Tangible common equity	433,421	411,667	412,060	399,032	397,467	411,667
Ending shares outstanding	15,023,776	14,979,684	14,905,576	14,942,107	14,962,079	14,979,684
Tangible book value per share (Non-GAAP)	$28.85	$27.48	$27.64	$26.71	$26.56	$27.48

(1) Federal Reserve peer ratio as of December 31, 2015, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.
(2) “Originated” equals loans and leases not included by definition in “acquired loans”.
(3)”Acquired Loans and Leases” equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805. “Covered Loans” are loans for which the Company will share losses with the FDIC and consist of loans VIST Bank acquired as part of an FDIC-assisted transaction during the fourth quarter of 2010.
(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.
(5) Interest income includes the tax effects of taxable-equivalent basis.
(6) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company’s consolidated financial statements included in Part I of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015.
(7) Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation’s estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.
(8) Includes all other real estate owned, including those balances acquired through business combinations.
(9)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares.
(10) “Goodwill and intangibles” equal Total Intangible Assets less Mortgage Servicing Rights in the above tables.